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                                                                    Exhibit 10.2

                           INDEMNIFICATION AGREEMENT


     This Agreement is made as of the _____ day of _________, 1998, by and among Capital Automotive REIT, a Maryland real estate investment trust (the "REIT"), Capital Automotive, L.P., a Delaware limited partnership (the "Partnership") and the undersigned Officer or Trustee of the Company (the "Indemnitee"). Hereafter references to the "Company" shall refer to the REIT and the Partnership.

                                   RECITALS

     WHEREAS, Indemnitee has agreed to serve as or is currently serving as an Officer or Trustee of the REIT and/or the Partnership and the REIT and/or the Partnership wish the Indemnitee to continue in such capacity. The Indemnitee is willing, under certain circumstances, to serve or to continue serving as an Officer or Trustee of the REIT and/or the Partnership;

     WHEREAS, Maryland Code Annotated, Courts of Judicial Proceeding, Article 5-350, provides that a real estate investment trust's Declaration of Trust may include any provision limiting the liability of its officers or trustees to the trust or its shareholders for money damages except for liability resulting from
(a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action;

     WHEREAS, the REIT's Declaration of Trust provides that to the fullest extent allowed by Maryland law, no officer or trustee of the Company shall be liable to the REIT or its shareholders for money damages;

     WHEREAS, in addition, the Bylaws of the REIT provides that the officers and trustees of the REIT shall be entitled to indemnification on the terms and conditions set forth therein; and

     WHEREAS, in addition certain employment agreements pursuant to which certain Indemnitees are employed by the Company include indemnification provisions; and

     WHEREAS, Indemnitee has indicated that he does not regard the foregoing provisions of the REIT's Declaration of Trust and Bylaws, or the provisions of his employment agreement, if applicable, as adequate to protect him against the risks associated with his service to the REIT and/or the Partnership and has noted that he will also be providing services to the Partnership and the REIT's directors' and officers' liability insurance policy has numerous exclusions and a deductible and thus does not adequately protect the Indemnitee. In this connection, the REIT, the Partnership and the Indemnitee now agree they should enter into this Indemnification Agreement
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in order to provide greater protection to Indemnitee against such risks of service to the REIT and/or the Partnership.

     NOW, THEREFORE, in order to induce the Indemnitee to serve or to continue to serve as an Officer or Trustee of the REIT and/or the Partnership and in consideration of his service or continued service, the REIT and/or the Partnership hereby agree to indemnify the Indemnitee as follows:

     1. Indemnity. Except as provided in Section 5 of this Agreement, the REIT will indemnify the Indemnitee in his capacity as an Officer and/or Trustee of the REIT, if applicable, and/or the Partnership will indemnify the Indemnitee in his capacity as an Officer of the Partnership, if applicable, and his executors, administrators or assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding (as defined below). As used in this Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the REIT and/or the Partnership, as the case may be, or otherwise and whether of a civil, criminal, administrative or investigative nature, including any action under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Trustee or Officer of the REIT and/or the Partnership, by reason of (i) any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, (ii) any action taken by him or of any inaction on his part while acting as such Trustee or Officer, or (iii) the fact that he was serving at the request of the Company and/or the Partnership as a director, trustee, manager, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise; provided, that in each such case Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the REIT and/or the Partnership, as applicable, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitations) any excise tax assessed with respect to any employee benefit plan.

     2. Expenses. As used in this Agreement, the term "Expenses" shall include, without limitation, damages, judgments, fines, penalties, settlement and costs, attorneys' fees and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

     3. Enforcement. If a claim or request under this Agreement is not paid by the REIT and/or the Partnership, as the case may be, or on its or their behalf, within thirty days after a written claim or request has been received by the REIT and/or the Partnership, as the case may be, the Indemnitee may at any time thereafter bring suit against the REIT and/or the Partnership, as the case may be, to recover the unpaid amount of the claim or request and if successful in

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whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The REIT and/or the Partnership, as the case may be, shall have the right to recoup from the Indemnitee the amount of any item or items of Expenses theretofore paid by the REIT and/or the Partnership, as the case may be, pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided, however, that the REIT and/or the Partnership, as the case may be, shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the Indemnitee is not entitled to indemnification for any other reason shall be upon the REIT and/or the Partnership, as the case may be.

     4. Subrogation. In the event of payment under this Agreement, the REIT and/or the Partnership, as the case may be, shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the REIT and/or the Partnership, as the case may be, effectively to bring suit to enforce such rights.

     5. Exclusions. The Company shall not be liable under this Agreement to pay any Expenses in connection with any claim made against the Indemnitee:

          (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

          (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

          (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for gross negligence or intentional misconduct in the performance of his duty to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnify for such expenses as such court shall deem proper;

          (d) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any personal profit or advantage to which he was not legally entitled;

          (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Exchange Act and amendments thereto or similar provisions of any state statutory law or common law;

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          (f)  brought about or contributed to by the dishonesty of the
               Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, (iii) which acts were material to the cause of action so adjudicated; or

          (g) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity or for any other reason.

     6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

     7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the REIT and/or the Partnership, as the case may be, for some or a portion of Expenses, but not for the total amount thereof, the REIT and/or the Partnership, as the case may be, shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

     8. Advance of Expenses. Expenses incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the REIT and/or the Partnership, as the case may be, in advance upon request of the Indemnitee that the REIT and/or the Partnership, as the case may be, pay such Expenses. The Indemnitee hereby undertakes to repay to the REIT and/or the Partnership, as the case may be, the amount of any Expenses theretofore paid by the REIT and/or the Partnership, as the case may be, to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification.

     9. Approval of Expenses. No Expenses for which indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the REIT and/or the Partnership, as the case may be, which consent shall not be unreasonably withheld.

     10. Notice of Claim. The Indemnitee, as a condition precedent to his right to be indemnified under this Agreement, shall give to the REIT and/or the Partnership, as the case may be, notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the REIT and/or the Partnership shall be given at its principal office and shall be directed to the Secretary of the Company (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail property addressed, the date of such notice being the date

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postmarked. In addition, the Indemnitee shall give the REIT and/or the
Partnership, as the case may be, such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

     11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

     12. Indemnification Hereunder Not Exclusive. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Declaration of Trust or Bylaws of the Company and amendments thereto, as applicable, under the Agreement of Limited Partnership of the Partnership, as applicable, under any effective employment agreement to which the REIT and/or the Partnership, as the case may be, and the Indemnitee are a party, as applicable, or under law.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland (without application of Maryland conflict of law provisions).

     14. Saving Clause. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulations contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only tot he extent necessary to bring them within applicable legal requirements.

     15. Coverage. The provisions of this Agreement shall apply with respect to the Indemnitee's service as an Officer or Trustee of the REIT and/or an Officer of the Partnership prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be an Officer or Trustee of the REIT and/or Officer of the Partnership, as the case may be.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                    CAPITAL AUTOMOTIVE REIT



                                    By:_________________________________
                                    Name:______________________________
                                    Title:_______________________________


                                    CAPITAL AUTOMOTIVE L.P.

                                    By: CAPITAL AUTOMOTIVE REIT, as
                                          General Partner


                                    By:_________________________________
                                    Name:______________________________
                                    Title:_______________________________


                                    OFFICER OR TRUSTEE



                                    ____________________________________

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